SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class A Shares
Fiscal period ending:  10/31/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000                 $1,000
   $1,000

ERV =  Ending Redeemable Value   $1,178    $2,189       $4,176



T   =  Average Annual
       Total Return               17.79%   16.97%       15.37%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $32,848,199

Expenses                         $10,665,276

Reimbursement                    $---

Average shares                   781,013,761

NAV                              $20.87

Sales Charge                        5.75%

POP                              $20.14

Yield at POP                       1.54%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class B Shares
Fiscal period ending:  10/31/97
Inception date (if less than 10 years of performance):  4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000       $1,000   $1,000



ERV =  Ending Redeemable Value   $1,190      $2,217      $4,082

T   =  Average Annual
       Total Return               19.03%     17.26%*   $15.10

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $27,033,214

Expenses                         $17,451,107

Reimbursement                    $ ---

Average shares                   630,549,644

NAV                              $20.65

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     .88%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class M Shares
Fiscal period ending:  10/31/97
Inception date (if less than 10 years of performance):  5/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000                 N/A
$1,000

ERV =  Ending Redeemable Value   $1,199    $2,185       $4,038



T   =  Average Annual
       Total Return                19.94%    16.92        14.98%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $687,416

Expenses                         $373,668

Reimbursement                    $---

Average shares                   16,455,599

NAV                              $20.77

Sales Charge                      3.50%

POP                              $21.52

Yield at POP                        1.07%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class Y Shares
Fiscal period ending:  10/31/97
Inception date (if less than 10 years of performance):  6/15/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000



ERV =  Ending Redeemable Value   $1,253      2,344     $4,469



T   =  Average Annual
       Total Return              25.27%      18.57      16.15%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,272,436

Expenses                         $288,998

Reimbursement                    $ ---

Average shares                   31,081,173

NAV                              $20.90

Yield at NAV                      1.82%